Statement of Net Asset Available for Benefit (Statement) - EBP 001 - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments, at fair value	$ 1,300.8	$ 1,166.1
Receivables:
Employer contributions	4.4	3.6
Notes receivable from participants	12.0	11.0
Total receivables	16.4	14.6
Total assets	1,317.2	1,180.7
NET ASSETS AVAILABLE FOR BENEFITS	$ 1,317.2	$ 1,180.7